UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):	Commission File Number:
November 14, 2017	0-17449

PROCYON CORPORATION

(Exact name of Registrant as specified in its charter)

Colorado	59-3280822
(State of incorporation)	(I.R.S. Employer Identification Number)

1300 S. HIGHLAND

CLEARWATER, FL 33756

(727) 447-2998

(Address of principal executive

offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          Regina W. Anderson resigned her positions as Procyon Corporation’s (the “Corporation”) Chief Executive Officer and President on January 9, 2018. The Corporation’s Board of Directors voted to have Ms. Anderson continue as Chairman of the Board. The Corporation is in the process of preparing a written amendment to Ms. Anderson’s employment agreement.

Also on January 9, 2018, Justice W. Anderson resigned from his position as Vice President of Sales of the Corporation.

(c)          The Corporation’s Board of Directors elected Justice W. Anderson Chief Executive Officer and President of the Corporation on January 9, 2018, while retaining his current position as President of Amerx Health Care Corporation, the Corporation’s subsidiary. Justice Anderson’s former position as Vice President of Sales of the Corporation will remain unfilled. The Corporation is in the process of preparing a written amendment to Ms. Anderson’s employment agreement.

Mr. Anderson’s age, business experience and family relationships with other executive officers has been previously disclosed, most recently in the Corporation’s Proxy Statement filed with the Securities and Exchange Commission on or about October 11, 2017. The Corporation and Mr. Anderson have agreed that Mr. Anderson’s compensation will remain the same for the period of his most recent Amended Executive Employment Agreement, which was previously disclosed.

Item 5.07 Submission of Matters to a Vote of Security Holders

We held our annual meeting for fiscal 2018 on Tuesday, November 14, 2017, at 4:00 p.m. EST. The following matters were considered and approved by the shareholders:

The following seven directors were elected to hold office for one-year terms or until their successors are elected and qualified:

	Votes For	Votes Against or Withheld	Total Votes
Regina W. Anderson	4,103,008	1,620,300	5,723,308
James B. Anderson	4,097,815	1,625,493	5,723,308
Justice W. Anderson	4,103,008	1,620,300	5,723,308
Paul E. Kudelko	4,102,815	1,620,493	5,723,308
Michael T. Foley	4,097,815	1,625,493	5,723,308
Fred W. Suggs	4,102,815	1,620,493	5,723,308
Joseph R. Treshler	4,103,008	1,620,300	5,723,308

Pursuant to the following vote, the appointment of Ferlita, Walsh, Gonzalez and Rodriguez, P.A. as our independent certified public accountants for the 2018 fiscal year, was ratified:

Votes For	Votes Against	Votes Abstaining	Total Votes
6,306,977	1,200	546,477	6,854,654

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2018

Procyon Corporation

By: /s/ Justice W. Anderson

Justice W. Anderson, Chief Executive Officer